EXHIBIT 10c5

          Schedule identifying substantially identical
          agreements, among American Brands, Inc. ("American") and The Chase Manhattan Bank (National Association), et al. establishing a trust in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10c2, 10c3 and 10c4, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1994
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                                   Name
                                   ----

                              Thomas C. Hays
                              Arnold Henson
                              John T. Ludes
                              Robert L. Plancher
                              Gilbert L. Klemann, II
                              Robert J. Rukeyser
                              Randall W. Larrimore
                              Steven C. Mendenhall
                              Dudley L. Bauerlein, Jr.